CAPITAL STOCK - Disclosure of detailed information about options, valuation assumptions (Details)	12 Months Ended
	Dec. 31, 2021 USD ($) Year	Dec. 31, 2020 USD ($) Year
Disclosure Of Capital Stock Explanatory [Abstract]
Risk-free interest rate (average)	0.51%	1.32%
Estimated volatility (average)	67.29%	69.93%
Expected life in years | Year	5.00	5.00
Expected dividend yield	0.00%	0.00%
Estimated forfeitures	0.00%	0.00%
Grant date fair value per option | $	$ 0.38	$ 0.45